UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________________________________

FORM 8-K

________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2023

_________________________________________

CHARGE ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

_________________________________________

Delaware	001-41354	90-0471969
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

125 Park Avenue, 25th Floor New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(212) 921-2100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	CRGE	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 26, 2023, the Board of Directors (the “Board”) of Charge Enterprises, Inc. (the “Company”) amended and restated the Company’s amended and restated bylaws (the “Bylaws”) to include provisions permitting the Board to appoint a Lead Independent Director in certain circumstances (Article II, Section 10) and to provide that directors will be elected, hold office and may be removed in accordance with the Company’s Certificate of Incorporation (Article II, Section 1).

The foregoing description of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the text of the amendment of the Bylaws, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01 Other Information.

On January 26, 2023, the Board set June 15, 2023 as the date for the 2023 Annual Meeting of Stockholders of the Company (the “2023 Annual Meeting”). The exact time and place of our 2023 Annual Meeting will be specified in our Notice of 2023 Annual Meeting and related proxy statement for the 2023 Annual Meeting. The Board also approved April 17, 2023 as the record date for the 2023 Annual Meeting. Only stockholders of record at the close of business on that date may attend and vote at the meeting or any adjournment thereof.

Deadline for Stockholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials

Because the date of the 2023 Annual Meeting has changed by more than 30 days from the anniversary the Company’s annual meeting of stockholders in 2022, the Company has set a new deadline for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for inclusion in the Company’s proxy materials for the 2023 Annual Meeting. To be considered timely, such proposals must be received by the Company’s Corporate Secretary at the Company’s principal executive offices no later than the close of business on March 17, 2023, which the Company has determined to be a reasonable time before the Company begins to print and send proxy materials. Such proposals must also comply with the rules of the Securities and Exchange Commission regarding the inclusion of stockholder proposals in proxy materials and may be omitted if not in compliance with applicable requirements.

Deadline for Stockholder Proposals to be Brought Before the 2023 Annual Meeting

In accordance with the Company’s Bylaws, proposals of stockholders made outside of Rule 14a-8 under the Exchange Act must be received by the Company’s Corporate Secretary at the Company’s principal executive offices no later than the close of business on March 17, 2023 to be considered at the 2023 Annual Meeting. Such proposals must also comply with all other requirements set forth in the Company’s Bylaws and other applicable laws.

Deadline for Stockholder Nominations of Directors

In accordance with the Company’s Bylaws, stockholder nominations for directors must be received by the Company’s Corporate Secretary at the Company’s principal executive offices no later than the close of business on March 17, 2023 to be considered at the 2023 Annual Meeting. Such nominations must also comply with all other requirements set forth in the Company’s Bylaws and other applicable laws, including without limitation, Rule 14a-19 under the Exchange Act.

In each of the above cases, such proposals or nominations should be delivered to Charge Enterprises, Inc., 125 Park Avenue, 25th Floor, New York, New York 10017, Attention: Corporate Secretary. The Company recommends any such communications be sent by certified mail, return receipt requested.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
3.1	Amended and Restated Bylaws, effective January 26, 2023
3.2	Amended and Restated Bylaws, effective January 26, 2023 (marked)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

2

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned duly authorized.

Dated: January 27, 2023

CHARGE ENTERPRISES, INC.

By:	/s/ Leah Schweller
Leah Schweller
Chief Financial Officer

3